Exhibit 99.1

JPMorgan Healthcare Conference January 8-11, 2007

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the FDA regarding whether and when to approve Thelin(tm) as well as their decisions regarding labeling and other matters that could affect the availability or commercial potential of Thelin; sales levels of our products and availability of financing and revenues sufficient to fund research and development of product candidates and commercial business operations; our estimate of the sufficiency of our existing capital resources; our ability to raise additional capital to fund cash requirements for future operations; timing and cost of our clinical trials; success of our drug research and development activities; our ability to protect our patents and other intellectual property for Thelin; estimates concerning the PAH patient population and PAH diagnosis rates; and our ability to quickly and successfully commercialize Thelin in the EU as well as the speed with which pricing and reimbursement approvals and product launches for Thelin may be achieved in the various countries of the EU. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

Overview Encysive is engaged in the development and commercialization of novel, synthetic, small molecule compounds in the area of vascular biology Company headquarters in Houston; European operations (Encysive UK Ltd) based outside London First product (Argatroban) approved and marketed by GlaxoSmithKline Second product (THELIN(r) sitaxentan sodium) approved in Europe (launched in UK & Germany); "approvable" letter issued in United States

Investment Highlights In August 2006 THELIN(r) (sitaxentan sodium) 100 mg tablets approved for treatment of PAH in all 27 countries of European Union Launched in the UK in Nov. Launched in Germany in Dec.

Investment Highlights 3 additional regulatory reviews pending for THELIN(tm) US FDA "approvable letter" Australia (positive opinion granted) Canada Commercial organization in place in both United States and Europe Attractive product opportunity ENCY owns 100% of worldwide THELIN revenues Efficient market, premium pricing Growing PAH market Argatroban generating royalty income from North American sales, marketed by GlaxoSmithKline Follow-on indications for THELIN in clinical studies

Pulmonary Arterial Hypertension (PAH) Rare, life-threatening condition causing high blood pressure in the lungs due to narrowing and stiffening of pulmonary arteries Symptoms include shortness of breath, fatigue, dizzy spells, fainting, chest pain, and swelling of ankles and legs PAH may develop without a known cause (primary or idiopathic disease) PAH is more commonly related to other conditions, such as connective tissue disease (e.g., systemic lupus or scleroderma), congenital heart disease or HIV

PAH - A Growing Market Opportunity... Estimated 100,000 - 200,000 patients in North America and Europe Market still growing rapidly Physician awareness continues to grow Estimated $700MM in ETRA product sales in 2006 with double digit growth New entrant can fuel growth Rate of diagnosis continues to rise each year

Diagnosed PAH Patients Projected to Double by 2009... Source: Encysive Internal Market Model, 2005

Basis for Regulatory Submissions Two successful pivotal trials completed (STRIDE-1, STRIDE-2) More than 1,000 PAH patients treated with THELIN(tm) in clinical studies

STRIDE-1: Efficacy

- At 12 weeks, THELIN™ 100 mg (vs. placebo) improved:
  - *6MW distance (placebo-corrected 35 m, p < 0.01)*
  - *WHO FC (29% improved, p < 0.02)*
  - *Hemodynamics*
    - *PVR decreased 221 dyn/sec/cm^{-5} (p < 0.001)*
    - *CI increased 0.3 L/min/m^{2} (p < 0.02)*

Barst RJ, et al. *Am J Respir Crit Care Med.* 2004;169:441-447

10

STRIDE-2: Efficacy Treatment with THELIN(tm) 100 mg (vs. placebo) at 18 weeks: Increased 6MW distance: treatment effect 31.4 m (p= 0.03) Improved WHO functional class: 98% improved or unchanged (p= 0.04) Barst RJ, et al. J Am Coll Cardiol. 2006;47:2049-2056

THELIN(tm) Safety and Tolerability Favorable liver function test (LFT) elevations* STRIDE-1 (12 Weeks) 0% for THELIN 100 mg 3% for Placebo STRIDE-2 (18 Weeks) 3% for THELIN 100 mg 6% for Placebo 11% for Tracleer(r) Class effect seen with THELIN, Tracleer and ambrisentan * Single elevation greater than three times upper limit of normal

THELIN(tm) Safety and Tolerability Adverse events typical for vasodilators E.g.: Headache, nasal congestion, nausea, edema Well-characterized interaction with warfarin Handled by dose adjustment Warfarin requires close monitoring irrespective of treatment selection Monthly liver and pregnancy* testing required *for females of child bearing potential

THELIN(r) Approved in the EU Approved in August 2006 for marketing in all 27 EU countries THELIN 100 mg indicated for the treatment of patients with PAH classified as World Health Organization functional class III, to improve exercise capacity. Efficacy has been shown in primary (idiopathic) pulmonary hypertension and pulmonary hypertension associated with connective tissue disease (CTD) Launched in the UK & Germany THELIN is the first selective endothelin A receptor antagonist, and first once daily oral treatment available for PAH patients. EU represents approximately 40-45% of total Tracleer(r) sales 15-20% annual market growth

THELIN(r) in EU: A 2nd Generation ETRA with Competitive Advantages Once-daily oral tablet Lower rate of liver function test elevations Efficacy demonstrated in PAH associated with CTD No clinically meaningful interaction with sildenafil Only highly selective ETRA for PAH Only ETRA with comparator data Extensively studied in both EU and NA

EU Operations Established EU operations headed by Thierry Plouvier, M.D., headquartered in London Approximately 35 sales reps. planned for Europe UK & German sales organizations in place Additional key countries targeted for 2007 launch Spain France Italy Netherlands

Ready to Launch in the US Sales representatives trained, ready-to-go Average 11 years pharmaceutical sales experience Comments received from FDA on ENCY's plans for its risk map Managed care team in place Top 50 payers targeted Company continues to believe that retaining the U.S. sales force is the best option for realizing the value of Thelin

US Regulatory Status Second FDA "approvable letter" for THELIN(tm) received on July 24 Complete Response accepted Dec. 28 New PDUFA action date June 15, 2007 We remain hopeful that we can gain approval without additional clinical work; discussions are ongoing

Pipeline Chart


Phase
PROPRIETARY PRODUCTS
Pre-Clin
I
II
III
NDA
Market
Indication
Thelin™ Oral- Europe
PAH
Thelin™ Oral- US
PAH
Thelin™ Oral
DHF
Thelin™ Oral
Undisclosed
Thelin™ Intravenous
Undisclosed
TBC3711 Oral
Resistant HTN
TBC3711 Intravenous
Undisclosed
PC1 Oral
Undisclosed
PC2 Oral
Undisclosed
PC3 Intravenous
Undisclosed
PARTNERED PRODUCTS
Argatroban
HIT, PCI
Bimosiamose
Asthma, Psoriasis
TBC4746
MS, Asthma

19

Senior Management Team with Significant Global Pharmaceutical Experience... Bruce Given, M.D. President and CEO Formerly President, International of Ortho -Clinical Diagnostics a Johnson & Johnson Company George Cole COO Formerly President of Altana Pharma U.S. Richard Dixon, Ph.D. CSO Formerly Director & Head of Molecular Biology at Merck Sharp & Dohme Research Laboratories a Division of Merck & Co. Gordon Busenbark CFO Formerly President of Plasma Therapeutics for Baxter Healthcare Corporation's Bioscience Division

Summary 1 product approved, and 1 "approvable" in US 1 product approved in European Union, launched in UK & Germany 3 active regulatory filings Ready for US commercial launch Argatroban royalty income continues to grow Additional indications for THELIN(tm) in clinical development

Third Quarter 2006 Financial Results $ millions Revenue Net loss $6.3 ($25.5) Cash & investments at September 30, 2006 $49.9

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the FDA regarding whether and when to approve Thelin(tm) as well as their decisions regarding labeling and other matters that could affect the availability or commercial potential of Thelin; sales levels of our products and availability of financing and revenues sufficient to fund research and development of product candidates and commercial business operations; our estimate of the sufficiency of our existing capital resources; our ability to raise additional capital to fund cash requirements for future operations; timing and cost of our clinical trials; success of our drug research and development activities; our ability to protect our patents and other intellectual property for Thelin; estimates concerning the PAH patient population and PAH diagnosis rates; and our ability to quickly and successfully commercialize Thelin in the EU as well as the speed with which pricing and reimbursement approvals and product launches for Thelin may be achieved in the various countries of the EU. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

JPMorgan Healthcare Conference January 8-11, 2007